Acquisitions	12 Months Ended
Mar. 31, 2012
Acquisitions [Abstract]
Acquisitions
20. Acquisitions

In March 2012, the Company entered into an agreement to acquire the assets of a US business engaged in the pultrusion of fibreglass profiles. The Company made a deposit on the acquisition of US$14.4 million during the fourth quarter of the 2012 financial year. The deposit is reflected within other non-current assets on the consolidated balance sheet at 31 March 2012. The acquisition was completed during the first quarter of the 2013 fiscal year. Accordingly, the Company expects to recognise a preliminary allocation of the estimated purchase consideration in its condensed consolidated financial statements as of and for the three months ending 30 June 2012.